Avaya Receives Continued Listing Standard Notice from NYSE

Raleigh-Durham, NC – December 30, 2022 – Avaya Holdings Corp. (NYSE: AVYA) ("Avaya" or "the Company"), a global leader in solutions to enhance and simplify communications and collaboration, today announced that on December 29, 2022, it received notice from the New York Stock Exchange (“NYSE”) indicating that the Company is no longer in compliance with the NYSE’s continued listing standards because the average closing price of the Company's common stock was less than $1.00 over a consecutive 30 trading-day period. The notice does not result in the immediate delisting of the Company’s common stock from the NYSE.

The Company intends to notify the NYSE of its intent to cure the stock price deficiency and return to compliance with the continued listing standards. Under NYSE rules, the Company has a period of six months from receipt of the notice to cure the stock price deficiency and regain compliance with the NYSE’s continued listing standards. The Company’s common stock will continue to be listed and trade on the NYSE during this cure period, subject to Avaya’s compliance with other NYSE continued listing standards.

About Avaya

Businesses are built by the experiences they provide, and everyday millions of those experiences are delivered by Avaya Holdings Corp. (NYSE: AVYA). Avaya is shaping what's next for the future of work, with innovation and partnerships that deliver game-changing business benefits. Our cloud communications solutions and multi-cloud application ecosystem power personalized, intelligent, and effortless customer and employee experiences to help achieve strategic ambitions and desired outcomes. Together, we are committed to help grow your business by delivering Experiences that Matter. Learn more at http://www.avaya.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, the ability of the Company to regain compliance with the NYSE listing requirements, future compliance with such requirements, potential future application of suspension and delisting procedures and future quotation of the Company’s common stock, the finalization of the Company’s annual financial statements (including finalization of the Company’s impairment tests), completion of standard annual-close processes, the Company’s ability to address the convertible notes that mature in June 2023 and continue as a going concern, the risk of an event of default under one or more of the Company’s debt instruments, including as a result of the Company’s failure to timely finalize its annual financial statements and a potential delisting of its common stock, the impact of litigation and regulatory proceedings, the impact and timing of any cost-savings measures, the risk that additional material weaknesses are identified prior to the filing with the SEC of future periodic reports, future whistleblower complaints are not properly logged or communicated across management, as well as inherent limitations in internal controls over financial reporting and the outcome of the Company’s Audit Committee’s investigations. Other risk factors affecting the Company are discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this press release may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Media Inquiries
Meaghan Repko / Aura Reinhard
Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investor Inquiries
Tyler Chambers
investors@avaya.com